UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: March 10, 2006
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

     Umpqua Bank Plaza
 One SW Columbia Street, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices)(Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ X ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

        On Tuesday, March 14, 2006, beginning at approximately 3:50 p.m. Eastern Time, Daniel A. Sullivan, Executive Vice President and Chief Financial Officer, and David M. Edson, President Umpqua Bank Oregon, will give a presentation of Umpqua's business strategies and financial performance at the Cohen Bros. & Company Second Annual Investors Conference at the Mandarin Oriental, New York City, New York.

        The presentation will be available via live web cast; individuals may register to listen to the web cast at http://www.cohen-bros.com/Conference2006-schedule.asp.

        A copy of the investor presentation is attached as Exhibit 99.1 and will be posted on Umpqua's web site at www.umpquaholdingscorp.com.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits.
99.1 Investor Presentation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: March 10, 2006	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary